The Advisors' Inner Circle Fund

                              Sirach Bond Portfolio

                        Supplement dated August 24, 2004
        to the Prospectus and Statement of Additional Information ("SAI")
                               dated March 1, 2004


This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

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On August 10, 2004, the Board of Trustees of The Advisors' Inner Circle Fund
unanimously authorized management to close and liquidate the holdings of the Sirach Bond Portfolio (the "Fund"). The Fund will be closed to additional share purchases after September 15, 2004 and will cease operations on or about September 30, 2004.

In anticipation of the Fund's liquidation, the Fund's Adviser expects to manage the Fund in a manner designed to raise sufficient cash and other highly liquid assets in order to facilitate the orderly liquidation of the Fund. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with the Fund's principal investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE